Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Isotopes Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Form 10-K”), I, Laurie McKenzie-Carter, Chief Financial Officer of the Company, certify, in my capacity as such, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Form 10-K fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)

The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 22, 2019	/s/ Laurie McKenzie-Carter
Laurie McKenzie-Carter
Chief Financial Officer